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                      THIRD AMENDMENT TO AMENDED AND
                  RESTATED REGISTRATION RIGHTS AGREEMENT

     THIRD AMENDMENT, dated as of June 15, 1996 ("Amendment"), to AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of October 29, 1993, as amended by a First Amendment, dated as of February 4, 1994, and a Second Amendment, dated as of July 25, 1994 (the "Registration Rights Agreement"), among First Merchants Acceptance Corporation, a Delaware corporation (the "Company"), the other parties named therein and the persons that have become parties thereto by written Joinders in accordance with the terms thereof.

     WHEREAS, the undersigned have entered into the Registration
Rights Agreement; and

     WHEREAS, the undersigned desire to amend the Registration Rights Agreement as set forth herein;

     NOW THEREFORE, the undersigned hereby amend the Registration
Rights Agreement as follows:

     1. Sections 2(c) and 3 of the Registration Rights Agreement are hereby deleted in their entirety.

     2.   Sections 4(a) and 4(b) of the Registration Rights
Agreement are hereby amended by deleting the words "or Section 3."

     3. Section 5(l) of the Registration Rights Agreement is hereby amended by deleting the words "and Section 3."

     4. Section 6 of the Registration Rights Agreement is hereby amended by (i) deleting the words "Sections 2 and 3" in the first sentence and replacing them with the words "Section 2" and (ii) deleting the words "or demand registration under Section 3" in the second sentence.

     5. Section 8 of the Registration Rights Agreement is hereby amended by deleting the words "or Section 3" in the first sentence of the first paragraph.

     6. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first above written.

                               FIRST MERCHANTS ACCEPTANCE
                               CORPORATION


                               By:

                                    Its:

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                               STOCKHOLDERS:

                               MIDDLEWEST VENTURES II, L.P.

                               By:  Middlewest Management
Company, L.P.
                                    Its: General Partner

                               By:

                                    Its:


                               FINANCE ACQUISITION CORP.


                               By:

                                    Its:


                               THE KANTER FAMILY FOUNDATION


                               By:

                                    Its:


                               DANAE INVESTMENTS


                               By:

                                    Its:


                               CEDAR GLEN INVESTMENTS

                               By:  RPW Trust
                                    Its:  General Partner


                               By:
                                         Solomon A. Weisgal, not
                                         in his individual
                                         capacity but solely as
                                     Trustee/Partner



                                 Mitchell C. Kahn




                                  Robert G. Mark




                                  Marilyn E. Millard




                                  John W. McCarthy




                                   Brian W. Hausmann




                                   Christopher J. Perry




                                    M. Ann O'Brien




                                    Robert F. Perille




                                    Ford S. Bartholow




                                    Jeffrey M. Mann




                                     Matthew W. Clary



                                      Thomas E. Van Pelt,   Jr.